UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)   August 20, 2004


                        Integrated Security Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-11900                 75-2422983
 ----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


         8200 Springwood Drive, Suite 230, Irving, TX        75063
         --------------------------------------------      ----------
           (Address of principal executive offices)        (Zip Code)


      Registrant's telephone number, including area code   (972) 444-8280


                                       N/A
         (Former name or former address, if changed since last report.)



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SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

On August 20, 2004, the Board of Directors of Integrated Security Systems, Inc. ("ISSI") ratified the issuance of a convertible promissory note to BFS US Special Opportunities Trust PLC ("BFS"), a public limited company registered in England and Wales, on August 5, 2004 exchange for an aggregate of $1,000,000 cash investment. The convertible promissory note is in the original principal amount of $1,000,000 and has an annual interest rate of 10% and is payable in monthly installments on the first day of each month. The convertible promissory note, plus interest, is due on August 5, 2009. The convertible promissory note is convertible at the option of BFS into the common stock of ISSI at a conversion price of $0.38 per share. ISSI has the right to call the convertible promissory note if the market price of the commons stock of ISSI is above $0.60 per share for period of 60 days. The convertible promissory note is attached as
Exhibit 4.1 to this Current Report on Form 8-K.

In addition to the above transaction, the Board of Directors of ISSI also ratified an Amended and Restated Pledge Agreement (attached as Exhibit 4.2 to this Current Report on Form 8-K) and an Amended and Restated Security Agreement (attached as Exhibit 4.3 to this Current Report on Form 8-K) both of which are between ISSI, and Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, BFS US Special Opportunities Trust PLC, and Renaissance Capital Group, Inc. (the "Renaissance entities").

In finalization of the understanding of the parties regarding above transactions, as well as related to the prior loans by the Renaissance entities to ISSI, the parties also entered into a Letter Agreement on August 20, 2004 between ISSI. B&B ARMR Corporation, Intelli-Site, Inc, and the Renaissance entities. This Letter Agreement is attached as Exhibit 4.4 to this Current Report on form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits.

         4.1 Convertible Promissory Note, dated August 5, 2004, payable to BFS US Special Opportunities Trust PLC in the amount of $1,000,000.

         4.2 Amended and Restated Pledge Agreement between Integrated Security Systems, Inc., Renaissance US Growth Investment Trust PLC, renaissance Capital Growth & Income Fund III, BFS US Special Opportunities Trust PLC, and Renaissance Capital Group, Inc.

         4.3 Amended and Restated Security Agreement between Integrated Security Systems, Inc., Renaissance US Growth Investment Trust PLC, renaissance Capital Growth & Income Fund III, BFS US Special Opportunities Trust PLC, and Renaissance Capital Group, Inc.

         4.4    Letter  Agreement,  dated  August 20, 2004,  between  Integrated
                Security Systems, Inc., B&B ARMR Corporation, Intelli-Site, Inc., Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, BFS US Special Opportunities Trust PLC, and Renaissance Capital Group, Inc.




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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Integrated Security Systems, Inc.
                                              (Registrant)



 August 31, 2004                              /s/ C. A. RUNDELL, JR.
 ---------------                              -------------------------------
 (Date)                                       C. A. Rundell, Jr.
                                              Director, Chairman of the Board
                                              and Chief Executive Officer
                                              (Principal Executive and
                                              Financial Officer)






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                                  Exhibit Index

 Exhibit
 Number         Description
 -------        ----------------------------------------------------------------

 4.1 Convertible Promissory Note, dated August 5, 2004, payable to BFS US Special Opportunities Trust PLC in the amount of $1,000,000.

 4.2 Amended and Restated Pledge Agreement, dated August 5, 2004, between Integrated Security Systems, Inc., Renaissance US Growth Investment Trust PLC, renaissance Capital Growth & Income Fund III, BFS US Special Opportunities Trust PLC, and Renaissance Capital Group, Inc.

 4.3 Amended and Restated Security Agreement, dated August 5, 2004, between Integrated Security Systems, Inc., Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, BFS US Special Opportunities Trust PLC, and Renaissance Capital Group, Inc.

 4.4            Letter  Agreement,  dated  August 20, 2004,  between  Integrated
                Security Systems, Inc., B&B ARMR Corporation, Intelli-Site, Inc., Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, BFS US Special Opportunities Trust PLC, and Renaissance Capital Group, Inc.





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